                                                                    Exhibit 24.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-53211.



/s/ Arthur Andersen LLP


Hartford, Connecticut
March 24, 1997